                             REIMBURSEMENT AGREEMENT


                  REIMBURSEMENT AGREEMENT (this "Agreement") dated as of March 30, 2001 BLUEFLY, INC., a corporation duly organized and presently existing in good standing under the laws of the State of Delaware with chief executive offices at 42 West 39th Street, New York, New York 10018 ("Borrower")and Quantum Industrial Partners LDC, a Cayman Islands limited duration company ("QIP" or "Account Party").

                              W I T N E S S E T H :

                  WHEREAS, Borrower has entered into a Financing Agreement (the "Financing Agreement") with Rosenthal & Rosenthal, Inc. ("Lender"), dated the date hereof, pursuant to which Lender has agreed to make certain credit accommodations as described therein ("Credit Accommodations") to Borrower;

                  WHEREAS, QIP has an ownership interest in Borrower and Lender has required as a condition to making the Credit Accommodations that QIP provide to Lender two standby letters of credit (collectively, the "Standby Letter of Credit") to secure in part Borrower's obligations under the Financing Agreement;

                  WHEREAS, QIP has agreed to obtain the Standby Letter of Credit for the benefit of Lender provided Borrower agree to reimburse QIP, as the account party under the Standby Letter of Credit, for all draws made under the Standby Letter of Credit by Lender;

                  NOW, THEREFORE, for good and valuable consideration, receipt of which has been acknowledged, the parties hereto agree as follows:

                  1. Issuance of Standby Letter of Credit. QIP hereby agrees to procure and maintain a Standby Letter of Credit throughout the term of the Financing Agreement, as Account Party, for the benefit of Lender, in an amount equal to $2,500,000, for delivery on the Closing Date (as defined in the Financing Agreement). In addition, at the request of Borrower, QIP shall procure and maintain another Standby Letter of Credit throughout the term of the Financing Agreement, as Account Party for the benefit of Lender, in an amount equal to $1,500,000. Each Standby Letter of Credit shall provide that it can only be drawn by Lender, as beneficiary thereof, upon written certification to the issuer of the Standby Letter of Credit and to QIP that (a) the amount requested to be drawn under the Letter of Credit equals the amount of Obligations under the Financing Agreement which Borrower has failed to pay in accordance with the terms of the Financing Agreement, (b) a Default under the Financing Agreement has occurred and is continuing and (c) except in the circumstances described in Section 7.5 of the Financing Agreement, at least 120 days have passed from the date of the occurrence of such Default.

                  2. Reimbursement Obligation. Borrower shall be irrevocably and unconditionally obligated without presentment, demand, protest or other formalities of any kind, to reimburse QIP for any amounts, and on the date, paid or incurred by QIP with respect to the Standby Letter of Credit, including all fees, costs and expenses paid or incurred by QIP to any bank that issues the Standby Letter of Credit. All amounts paid or incurred by QIP with respect to the Standby Letter of Credit (each such amount referred to as a "Loan" and collectively, as the "Loans") shall be due and payable by Borrower immediately on the day the Standby Letter of Credit has been drawn. If a Loan is repaid on the same day that it is made, one (1) day's interest shall be charged. Interest on all Loans is payable on demand.

                  3. Expenses and Attorneys Fees. Borrower agrees to promptly pay all reasonable fees, costs and expenses (including reasonable fees of attorneys) incurred by QIP in connection with any matters arising out of the Financing Agreement and this Agreement, including, without limitation, any action to enforce any obligation under this Agreement or collect any payments due from Borrower hereunder.

         4. Payments. All payments by Borrower of the obligations hereunder shall be made in same day funds and delivered to QIP by wire transfer to the following account or such other place as QIP may from time to time designate:

                           The Bank of New York
                           ABA No. 021-000018
                           Account Number 8540-90-5100
                           Account Name: Arnhold and S. Bleischroeder
                           Attention:  Jonathan Shannon

         Borrower shall receive credit on the day of receipt for funds received by QIP by 5:00 p.m. New York time. In the absence of timely receipt, such funds shall be deemed to have been paid on the next Business Day (as defined in the Financing Agreement). Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

         5. Borrower Covenants.

                  (a) Borrower shall comply with all laws, rules, regulations and governmental orders imposed on its business in effect now or in the future except those the noncompliance with which could not be reasonably expected to have either individually or in the aggregate a material adverse effect on Borrower.

                  (b) Borrower shall maintain its corporate existence and all licenses required for its business.

                  (c) At the request of QIP, Borrower shall execute and deliver to [ QIP such financing statements, documents, security agreements and reports as QIP may reasonably request to evidence, perfect or otherwise implement the agreements set forth herein.

                  (d) Borrower shall provide QIP copies of all notices and reports required under the Financing Agreement at the same time such notices and reports are provided to Lender.

                  (e) In the event that the issuance of any shares of Common Stock (as defined in Section 6(a)) upon exercise of any Contingent Warrant (as defined in Section 6(b)) would require stockholder approval pursuant to the marketplace rules of the Nasdaq Stock Market, Borrower shall use its best efforts to obtain such approval at the next annual or special meeting of the Company's stockholders (including without limitation, including in the next proxy statement mailed to Borrower's stockholders the recommendations of the Board of Directors of Borrower and the special committee of independent directors of Borrower that Borrower's stockholders vote in favor of such issuance).

                  (f) Notwithstanding anything herein or in the Financing Agreement to the contrary, Borrower covenants and agrees that it shall notify QIP via email at least three (3) business days prior to any request for a Funded Credit Accommodation under the Financing Agreement.

        6. Warrants.

                  (a) As partial consideration for and a condition to its obtaining the Standby Letter of Credit, QIP and SFM Domestic Investments LLC ("SFM Domestic" and, together with QIP, the "Soros Entities") shall each receive from Borrower a warrant in the form attached as Exhibit A hereto to purchase that number of shares of the Common Stock, par value $.01 per share, of Borrower ("Common Stock") obtained by multiplying 100,000 by such Soros Entity's Percentage Interest (as defined in Section 6(c) below).

                  (b) On each occasion that QIP is required to make a Loan pursuant to Section 2 hereof, Borrower shall issue to each of QIP and SFM Domestic a warrant in the form attached hereto as Exhibit B (each a "Contingent Warrant") to purchase that number of shares of Common Stock equal to the product of (i) such Soros Entity's Percentage Interest multiplied by (ii) a fraction, the numerator of which shall be the aggregate principal amount drawn under the Standby Letter of Credit and the denominator of which shall be 75% of the Current Market Price (as defined in such Contingent Warrant) at such time (as determined in the Contingent Warrant); provided that, the number of shares issuable to the Soros Entities under any Contingent Warrant shall not exceed 19.9% of the total outstanding shares of Common Stock (on a fully-diluted basis) unless and until any such additional issuance of shares has been approved by Borrower's stockholders; provided, further, that the Company shall not be required to issue any Contingent Warrants in the event that any amount under the Standby Letter of Credit is drawn other than during the continuance of a Default or on or after a Trigger Event (as defined in the Financing Agreement) has occurred and so long as such Trigger Event has not been cured under the terms of the Financing Agreements.

                  (c) For the purposes of this Section 6, the "Percentage Interest" for QIP and SFM Domestic shall be 0.9683 and 0.0317 respectively.

         7. Definitions. Unless otherwise defined herein, all terms not defined herein shall have the meaning given them in the Financing Agreement.

         8. Security Interest in Collateral.

                  8.1 To secure repayment of the Loans and any other obligations of Borrower hereunder (collectively, the "Obligations") with interest in accordance with the terms hereof, and the performance and observance by Borrower of each term, covenant or agreement contained herein, Borrower hereby grants to QIP a security interest in all property of Borrower, whether now owned or hereafter acquired by Borrower, wherever located and whether now existing or hereafter arising or created (the "Collateral"), including, without limitation, the following:

                  (a) all Receivables and all deposits, or other security for the obligation of any person under or relating to Receivables and all of Borrower's rights and remedies of whatever kind or nature it may hold or acquire for the purpose of securing or enforcing Receivables and all rights of stoppage in transit, replevin, repossession and reclamation and all other rights and remedies of an unpaid vendor or lienor, and all proceeds of any Letter of Credit naming Borrower as beneficiary and which provides for guarantees or assures the payment of any Receivable;

                  (b) all general intangibles whether or not arising out of the sale of goods or rendition of services, and including, without limitation, choses in action, causes of action, tax refunds (and claims) and reversions from terminated pension plans;

                  (c) all Inventory;

                  (d) all equipment, machinery and fixtures of Borrower, including, without limitation, all accessories and additions thereto, tools, parts, accessories and attachments used in connection therewith, all spare parts relating thereto and all tangible personal property;

                  (e) all copyrights, whether statutory or common law, registered or unregistered, all letters patent and applications for letters patent throughout the world, all trademarks, trade names, service marks, business names and other sources of business identifiers, whether or not registered and all common law and statutory trade secrets and all other confidential or proprietary information and know how;

                  (f) all books and records (including, without limitation, computer programs, tapes and related electronic data processing software) relating to any of the foregoing; and

                  (g) all cash and non-cash proceeds and products of any of the foregoing, including, without limitation, all insurance proceeds payable under insurance policies relating to any of the foregoing; provided, however, that the Collateral shall not include any agreement, license or contract (or any right therein) or any data or information protected by consumer privacy laws (i) the grant of a security interest in which or assignment of which would violate such agreement, license or contract or consumer privacy laws (ii) to the extent that the pledge or assignment of such agreement, license or contract (or any right therein) requires the consent of a third party unless such third party has consented thereto, except, in the case of clauses (i) and (ii), to the extent provided under Section 9-318(4) of the UCC.

provided, however, that the Collateral shall not include any agreement, license or contract (or any right therein) or any data or information protected by consumer privacy laws (i) the grant of a security interest in which or assignment of which would violate such agreement, license or contract or consumer privacy laws (ii) to the extent that the pledge or assignment of such agreement, license or contract (or any right therein) requires the consent of a third party unless such third party has consented thereto, except, in the case of clauses (i) and (ii), to the extent provided under Section 9-318(4) of the UCC.

         8.2 Borrower will take any and all steps and observe such formalities as QIP may reasonably request from time to time to create and maintain in QIP'S favor a valid and lien upon, security interest in and pledge of all of the Collateral (subject to Permitted Liens), including, without limitation, by way of filing financing statements and other notices, including, without limitation, notices with the United States Patent and Trademark Office and the United States Copyright Office and amendments and renewals thereof that may be requested by QIP to maintain such security interest in and pledge of the Collateral.

         9. Subordination. The parties hereto acknowledge that the provisions of this Agreement are subject to the terms of a Subordination and Intercreditor Agreement executed as of the date hereof between Lender and QIP.

         10. Lender's Remedies upon Borrower's Default.

                  10.1 a) All Obligations shall be, at QIP'S option, due and payable

                           (i) without notice or demand upon:

                           (A) if any representation or warranty or statement of
fact made by Borrower in any Transaction Document to QIP is fraudulent; or

                           (B) if Borrower shall become insolvent, is generally
unable to pay its debts as they mature or files a petition in bankruptcy liquidation or reorganization or if Borrower discontinues doing business for any reason.

                           (C) if Borrower shall fail to pay to QIP when any
amounts owing to QIP under any Obligations; or

                           (D) if a judgment against Borrower in excess of
$100,000 remains unpaid, unstayed or undismissed for a period of more than thirty (30) days, or if a custodian, receiver or trustee of any kind is appointed for it or any of its property;

                           (E) if the Services Agreement ceases to be in full
force and effect in any material respect.

                           (ii) thirty (30) days after written notice of the
occurrence of the following event:

                  if Borrower shall breach in any material respect any of the terms, covenants, conditions or provisions of this Agreement (other than those relating to failure to pay to QIP when due any amounts owing to QIP under any Obligations).

                                    (b) Upon the occurrence of any one or more
of the events specified in subsection (a) above (each a "Default") (i) Borrower shall pay to QIP, as liquidated damages and as part of the Obligations, interest at the rate of three percent (3%) per annum above the Prime Rate upon the unpaid balance of the Loans from the date of Default until the date of full payment of the Obligations, (ii) Borrower shall pay to QIP all reasonable costs, disbursements, charges and expenses for the collection and enforcement of the Obligations, and for the protection and enforcement of QIP'S security interest, including attorneys' fees (both in-house and outside) all of which shall be added to and deemed part of the Obligations, and (iii) QIP shall have the right (in addition to any other rights QIP may have under this Agreement or otherwise) without further notice to Borrower, to enforce payment of the Receivables, to settle, compromise or release (in whole or in part) any amounts owing on the Receivables, to prosecute any action, suit or proceeding with respect to the Receivables, to extend the time of payment of any and all Receivables, to make allowances and adjustments with respect thereto, to issue credits in QIP'S or Borrower's name, to sell, assign and deliver the Receivable (or any part thereof) or the Inventory (or any part thereof) or any other of the Collateral and any returned, reclaimed or repossessed merchandise or other property held by QIP or by Borrower for QIP'S account, at public or private sale, at broker's board, for cash, upon credit or otherwise, at QIP'S sole option and discretion, and QIP may bid or become purchaser at any such sale if public, free from any right of redemption which is hereby expressly waived. Borrower agrees that the giving of ten (10) days' notice by QIP, sent by certified mail return receipt requested, postage prepaid, to the mailing address of Borrower set forth in this Agreement, designating the place and time of any public sale or the time after which any private sale or other intended disposition of the Receivables, the Inventory or any other Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by QIP to the payment of the Obligations in such order as QIP may elect, and Borrower shall remain liable to QIP for any deficiency. Upon the occurrence of any Default, Borrower shall assemble all or any part of the Inventory and make it available to QIP at a place to be designated by QIP, which is reasonably convenient to both parties. In addition, QIP may peaceably, by its own means or with judicial assistance, enter Borrower's or any other premises and take possession of the Inventory and remove or dispose of it on Borrower's premises and Borrower agrees that Borrower will not resist or interfere with any such action. To the full extent permitted by law, Borrower hereby expressly waives demand, notice of sale (except as herein provided), advertisement of sale and redemption before sale.

                                    (c) Upon the occurrence and during the
continuance of any Default, (i) QIP may send a notice of assignment and/or notice of QIP'S security interest to any Account Debtors and thereafter QIP shall have the sole right to collect the Receivables; (ii) Borrower hereby constitutes QIP or QIP'S designee as Borrower's attorney-in-fact with power to endorse Borrower's name upon any notes acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into its possession; to sign Borrower's name on any invoice or bill of lading relating to any Receivables, drafts against Customers, assignments and verifications of Receivables and notices to any Account Debtor; to send verifications of Receivables; to notify Borrower to such address as the QIP may designate; and to do all other acts and things necessary to carry out this Agreement. Said attorney or designee shall not be liable for any acts of omission or commission, for any error of judgment or for any mistake of fact or law, provided that QIP or its designee shall not be relieved of liability to the extent that its act, error mistake constituted gross negligence or willful misconduct. This power of attorney being coupled with an interest is irrevocable until all of the Obligations then due and payable are paid in full; and (iii) QIP, without notice to or consent of Borrower , (A) may sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Receivables or any securities, instruments or insurance applicable thereto and/or release the Account Debtor thereon; (B) is authorized and empowered to accept the return of goods represented by any of the Receivables; and (C) shall have the right to receive, endorse, assign and/or deliver in its name or the name of Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed.

                                    (d) Borrower shall reimburse QIP on demand
for all costs of collection incurred by QIP during the continuance of a Default in efforts to enforce recovery of or realization upon the Receivables, the Inventory and any other Collateral, including, without limitation, attorneys' fees (both in-house and outside). All and any reasonable fees, costs and expenses, of whatever kind and nature, including taxes of any kind, which QIP may incur in filing public notices (including, without limitation, appraisal fees and advertising costs), and the reasonable charges of any attorney whom QIP may engage in preparing and filing documents, making title or lien examinations and rendering opinion letters, as well as reasonable expenses incurred by QIP (including, without limitation, (i) all reasonable attorneys' fees (both in-house and outside) and (ii) QIP'S out of pocket expenses in conducting periodic field examinations of Borrower and the Receivables, the Inventory and any other Collateral, plus QIP'S prevailing per diem charge for each of its examiners in the field and office, now $750 per person per day (provided that unless a Default is continuing, Borrower shall not be liable for the expense of more than three field examinations in any year) plus all of QIP'S reasonable costs, in protecting, maintaining, preserving, enforcing or foreclosing the pledge, lien and security interest granted to QIP hereunder, whether through judicial proceedings or otherwise, or recovery of or realization upon the Inventory or any other Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to QIP'S transactions with Borrower, including, without limitation, actions or proceedings which may involve any Person asserting a priority or claim with respect to the Inventory or any other Collateral, shall be borne and paid for by Borrower on demand, shall constitute part of the Obligations.

                                    (e) Upon QIP'S reasonable request, Borrower
will, at any time and from time to time, at Borrower's expense, deliver to QIP documents of title representing the Inventory or otherwise evidence QIP'S security interest in such manner as QIP may reasonably require. Any and all assessments, taxes or other charges that may be assessed upon or payable with respect to the Inventory or any part thereof shall forthwith be paid by Borrower, and Borrower agrees that QIP, in its discretion, may effect such payment and charge the amount thereof to Borrower. Borrower further agrees that except for the pledge, lien and security interest granted to Rosenthal and QIP by Borrower hereby, Borrower shall not permit the Inventory or any part thereof to otherwise become liened or encumbered nor shall Borrower grant any security interest therein to any other Person. Borrower shall not, without QIP'S written consent first obtained, remove or dispose of any of the Inventory except to bona fide purchasers thereof or for shipments to Borrower at its place of business in the ordinary course of Borrower's business or as otherwise provided in this Agreement or the Financing Agreement. Borrower shall make all Inventory and all of Borrower's records pertaining thereto available to QIP for inspection during normal business hours upon reasonable prior written notice by QIP. QIP shall have the right, in QIP'S discretion, after a demand is made on Borrower to pay any liens or claims upon any of the Inventory, including, without limitation, warehouse charges, dyeing, finishing and processing charges, landlords' claims, etc. and the amount of any such payment shall be obligations hereunder. QIP shall not be liable for the safekeeping of any of the Inventory or for any loss, damage or diminution in the value thereof or for any act or default of any warehouseman, carrier or other person dealing in and with said Inventory, whether as QIP'S agent or otherwise, or for the collection of any proceeds thereof but the same shall at all times be at Borrower's sole risk. Prior to its sale to a bona fide purchaser or shipment to Borrower at its place of business in the ordinary course of business, Inventory shall at all times remain at the addresses specified in the Financing Agreement hereof and shall not be removed therefrom without QIP'S prior written consent.

                                    (f) Nothing contained in this Section 10 or
elsewhere in this Agreement shall be construed to constitute Borrower as agent of QIP for any purpose whatsoever and QIP shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (except to the extent it is determined by a final judicial decision that the QIP'S act or omission constituted gross negligence or willful misconduct). QIP shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof or for any damage resulting therefrom (except to the extent that QIP'S error, omission or delay constituted gross negligence or willful misconduct). QIP does not, by anything herein or in any assignment or otherwise, assume Borrower's obligations under any contract or agreement assigned to QIP, and QIP shall not be responsible in any way for the performance by Borrower of any of the terms and conditions thereof.

                           10.2 The enumeration of the foregoing rights and
remedies is not intended to be exhaustive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies QIP may have under the New York Uniform Commercial Code or other applicable law. QIP shall have the right, in its sole discretion, to determine which rights and remedies, and in which order any of the same, are to be exercised, and to determine which Receivables are to be proceeded against and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. No act, failure or delay by QIP shall constitute a waiver of any of its rights and remedies. No single or partial waiver by QIP of any provision of this Agreement, or breach or default thereunder, or of any right or remedy which QIP may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion. Borrower waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Receivables and any and all notices or demands whatsoever (except as expressly provided herein).

                           10.3 EACH PARTY HEREBY WAIVES ALL RIGHTS TO A TRIAL
BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS AGREEMENT, THE OBLIGATIONS OR THE RECEIVABLES AND HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN SUCH STATE IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE OBLIGATIONS.

                  11. Miscellaneous. This Agreement shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of New York, without regard to conflicts of law principles. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior commitments, agreements, representations, and understandings, whether oral or written, relating to the subject matter hereof. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Agreement shall be binding upon and inure to the benefit of all the parties hereto and their successors and assigns except that Borrower may not assign its rights or obligations hereunder without the prior written consent of QIP.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            BLUEFLY, INC.


                                            By:
                                                Name:
                                                Title:

                                            QUANTUM INDUSTRIAL PARTNERS LDC



                                            By:
                                                Name:
                                                Title:

                                                                       EXHIBIT A


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SUCH ACT OR LAWS AND NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THESE SECURITIES.

                                                                WARRANT NO. [__]


                                     WARRANT

                       TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                                  BLUEFLY, INC.


                  THIS IS TO CERTIFY THAT [__________________] or its registered assigns (the "Holder"), is the owner of the right to subscribe for and to purchase from BLUEFLY, INC., a Delaware corporation (the "Company"), [___________________] [(_____)] (the "Number Issuable"), fully paid, duly authorized and non-assessable shares of Common Stock at a price per share equal to the Current Market Price as of September 15, 2001 (the "Exercise Price"), at any time, in whole or in part, on or after September 16, 2001 (the "Effective Date") through 5:00 PM New York City time, on September 16, 2011 (the "Expiration Date") all on the terms and subject to the conditions hereinafter set forth (the "Warrants").

                  The Number Issuable and the Exercise Price are subject to further adjustment from time to time pursuant to the provisions of Section 2 of this Warrant Certificate.

                  Capitalized terms used herein but not otherwise defined shall have the meanings given to them in Section 12 hereof.

                  Exercise of Warrants.
                  --------------------

                  (a) Subject to the last paragraph of this Section 1, the Warrants evidenced hereby may be exercised, in whole or in part, by the Holder hereof at any time or from time to time, on or after the Effective Date and on or prior to the Expiration Date upon delivery to the Company at the principal executive office of the Company in the United States of America, of (A) this Warrant Certificate, (B) a written notice stating that such Holder elects to exercise the Warrants evidenced hereby in accordance with the provisions of this
Section 1 and specifying the number of Warrants being exercised and the name or names in which the Holder wishes the certificate or certificates for shares of Common Stock to be issued and (C) payment of the Exercise Price for such Warrants, which shall be payable by any one or any combination of the following:
(i) cash; (ii) certified or official bank check payable to the order of the Company; (iii) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with a Cashless Exercise (as defined below)) of a Warrant or Warrants (represented by one or more relevant Warrant Certificates), and without the payment of the Exercise Price in cash, in return for the delivery to the surrendering Holder of such number of shares of Common Stock equal to the number of shares of the Common Stock for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash or certified or official bank check) reduced by that number of shares of Common Stock equal to the quotient obtained by dividing (x) the aggregate Exercise Price (assuming no Cashless Exercise) to be paid by (y) the Market Price of one Share of Common Stock on the Business Day which immediately precedes the day of exercise of the Warrant; or (iv) by the delivery of shares of the Common Stock having a value (as defined by the next sentence) equal to the aggregate Exercise Price to be paid, that are either held by the Holder or are acquired in connection with such exercise, and without payment of the Exercise Price in cash. Any share of Common Stock delivered as payment for the Exercise Price in connection with an In-Kind Exercise (as defined below) shall be deemed to have a value equal to the Market Price of one Share of Common Stock on the Business Day which immediately precedes the day of exercise of the Warrants. An exercise of a Warrant in accordance with clause (iii) is herein referred to as a "Cashless Exercise" and an exercise of a Warrant in accordance with clause (iv) is herein referred to as an "In-Kind Exercise." The documentation and consideration, if any, delivered in accordance with subsections (A), (B) and (C) are collectively referred to herein as the "Warrant Exercise Documentation."

                  (b) As promptly as practicable, and in any event within five
(5) Business Days after receipt of the Warrant Exercise Documentation, the Company shall deliver or cause to be delivered (A) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock specified in the Warrant Exercise Documentation, (B) if applicable, cash in lieu of any fraction of a share, as hereinafter provided, and (C) if less than the full number of Warrants evidenced hereby are being exercised or used in a Cashless Exercise, a new Warrant Certificate or Certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate, less the number of Warrants then being exercised and/or used in a Cashless Exercise. Such exercise shall be deemed to have been made at the close of business on the date of delivery of the

Warrant Exercise Documentation so that the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

                  (c) The Company shall pay all expenses incurred by the Company in connection with and taxes and other governmental charges (other than income taxes of the Holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of the Warrants evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock, as the case may be, in any name other than that of the registered holder of the Warrant evidenced hereby.

                  (d) In connection with the exercise of any Warrants evidenced hereby, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price for one Share of Common Stock on the Business Day which immediately precedes the day of exercise. If more than one (1) such Warrant shall be exercised by the holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

Section 2.        Certain Adjustments.
                  -------------------

                  (a) The number of shares of Common Stock purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

                  (i) Stock Dividends, Subdivision, Combination or Reclassification of Common Stock. If at any time after the date of the issuance of this Warrant the Company shall (i) pay a dividend on Common Stock in shares of its capital stock, (ii) combine its outstanding shares of Common Stock into a smaller number of shares, (iii) subdivide its outstanding shares of Common Stock as the case may be, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, then, on the record date for such dividend or the effective date of such subdivision or split-up, combination or reclassification, as the case may be, the number and kind of shares to be delivered upon exercise of this Warrant will be adjusted so that the Holder will be entitled to receive the number and kind of shares of capital stock that such Holder would have owned or been entitled to receive upon or by reason of such event had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph 2(a)(v).

                  (ii) Extraordinary Distributions. If at any time after the date of issuance of this Warrant, the Company shall distribute to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation and Common Stock is not changed or exchanged) cash, evidences of indebtedness, securities or other assets

(excluding (A) ordinary course cash dividends to the extent such dividends do not exceed the Company's retained earnings and (B) dividends payable in shares of capital stock for which adjustment is made under Section 2(a)(i), or rights, options or warrants to subscribe for or purchase securities of the Company), then in each such case the number of shares of Common Stock to be delivered to such Holder upon exercise of this Warrant shall be increased so that the Holder thereafter shall be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares such Holder would have been entitled to receive immediately before such record date by a fraction, the denominator of which shall be the Exercise Price on such record date minus the then fair market value (as reasonably determined by the Board of Directors of the Company in good faith) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of the Common Stock (provided that such denominator shall in no event be less than $.01) and the numerator of which shall be the Exercise Price.

                  (iii) Reorganization, etc. If at any time after the date of issuance of this Warrant any consolidation of the Company with or merger of the Company with or into any other Person (other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of either Common Stock) or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person (each, a "Reorganization Event"), shall be effected in such a way that the holders of the Common Stock shall be entitled to receive cash, stock, other securities or assets (whether such cash, stock, other securities or assets are issued or distributed by the Company or another Person) with respect to or in exchange for the Common Stock, then, upon exercise of this Warrant, the Holder shall have the right to receive the kind and amount of cash, stock, other securities or assets receivable upon such Reorganization Event by a holder of the number of shares of the Common Stock that such holder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such Reorganization Event, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2(a). The Company shall not enter into any of the transactions referred to in this Section 2(a)(iii) unless effective provision shall be made so as to give effect to the provisions set forth in this Section 2(a)(iii).

                  (iv) Carryover. Notwithstanding any other provision of this
Section 2(a), no adjustment shall be made to the number of shares of either Common Stock to be delivered to the Holder (or to the Exercise Price) if such adjustment represents less than .05% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment that together with any adjustments so carried forward shall amount to .05% or more of the number of shares to be so delivered.

                  (v) Exercise Price Adjustment. Whenever the Number Issuable upon the exercise of the Warrant is adjusted as provided pursuant to this

Section 2(a), the Exercise Price per share payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the Number Issuable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the Number Issuable immediately thereafter; provided, however, that the Exercise Price for each Share of the Common Stock shall in no event be less than the par value of a share of such Common Stock.

                  (b) Notice of Adjustment. Whenever the Number Issuable or the Exercise Price is adjusted as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to the Holder, notice of such adjustment or adjustments setting forth the Number Issuable and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

                  Section 3. No Redemption. The Company shall not have any right to redeem any of the Warrants evidenced hereby.

                  Section 4. Notice of Certain Events. In case at any time or from time to time (i) the Company shall declare any dividend or any other distribution to all holders of Common Stock, (ii) the Company shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any additional shares of stock of any class or any other right,
(iii) the Company shall authorize the issuance or sale of any other shares or rights which would result in an adjustment to the Number Issuable pursuant to
Section 2(a)(i), (ii) or (iii), (iv) there shall be any capital reorganization or reclassification of Common Stock of the Company or consolidation or merger of the Company with or into another Person, or any sale or other disposition of all or substantially all the assets of the Company, or (v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of such cases the Company shall mail to the Holder at such Holder's address as it appears on the transfer books of the Company, as promptly as practicable but in any event at least 10 days prior to the date on which the transactions contemplated in Section 2(a)(i), (ii) or (iii) a notice stating (a) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of record of either Common Stock to be entitled to such dividend, distribution, rights or warrants are to be determined, or (b) the date on which such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective. Such notice also shall specify the date as of which it is expected that the holders of record of the Common Stock shall be entitled to exchange the Common Stock for shares of stock or other securities or property or cash deliverable upon such reorganization, reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

                  Section 5. Certain Covenants. The Company covenants and agrees that all shares of Capital Stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of all outstanding Warrants.

         Section 6. Registered Holder. The persons in whose names this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered Holder of this Warrant Certificate, in their capacity as such, shall not be entitled to any rights whatsoever as a stockholder of the Company, except as herein provided.

         Section 7. Transfer of Warrants. Any transfer of the rights represented by this Warrant Certificate shall be effected by the surrender of this Warrant Certificate, along with the form of assignment attached hereto, properly completed and executed by the registered Holder hereof, at the principal executive office of the Company in the United States of America, together with an appropriate investment letter and opinion of counsel, if deemed reasonably necessary by counsel to the Company to assure compliance with applicable securities laws. Thereupon, the Company shall issue in the name or names specified by the registered Holder hereof and, in the event of a partial transfer, in the name of the registered Holder hereof, a new Warrant Certificate or Certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the number of shares of Common Stock then purchasable hereunder.

         Section 8. Denominations. The Company covenants that it will, at its expense, promptly upon surrender of this Warrant Certificate at the principal executive office of the Company in the United States of America, execute and deliver to the registered Holder hereof a new Warrant Certificate or Certificates in denominations specified by such Holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

         Section 9. Replacement of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (in the case of an insurance company or other institutional investor, its own unsecured indemnity agreement shall be deemed to be reasonably satisfactory), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new Warrant Certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

         Section 10. Governing Law. THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

         Section 11. Rights Inure to Registered Holder. The Warrants evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the registered Holder thereof and the Company and their respective successors and permitted assigns. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the registered Holder thereof any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and such registered Holder. Nothing in this Warrant Certificate shall be construed to give the registered Holder hereof any rights as a Holder of shares of either Common Stock until such time, if any, as the Warrants evidenced by this Warrant Certificate are exercised in accordance with the provisions hereof.

         Section 12. Definitions. For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York, New York are authorized or required by law or executive order to close.

         "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock (or equivalent ownership interests in a Person not a corporation) whether now outstanding or hereafter issued, including, without limitation, any rights, warrants or options to purchase such Person's capital stock.

         "Common Stock" shall mean the common stock of the Company.

         "Common Stock Equivalent" means any security or obligation which is by its terms convertible into or exercisable for shares of Common Stock, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

         "Current Market Price" per share shall mean, as of the date of determination, (a) the average of the daily Market Prices under clause (a), (b) or (c) of the definition thereof, as applicable, of the Common Stock during the immediately preceding ten (10) trading days ending on such date, and (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, then the Market Price under clause (d) of the definition thereof on such date.

         "Market Price" shall mean, per share of Common Stock, on any date specified herein: (a) if the Common Stock is listed on a national securities exchange, the Closing Price per share of Common Stock on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security, the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked price of the Common Stock, on such date as shown by NASDAQ and reported by any member firm of the NYSE selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined in good faith by the Board of Directors of the Company, which shall be deemed to be "Fair Market Value" unless holders of at least 15% of Common Stock issued or issuable upon exercise of the Warrants request that the Company obtain an opinion of a nationally recognized investment banking firm chosen by the Company (who shall bear the expense) and reasonably acceptable to such requesting holders of the Warrants, in which event the Fair Market Value shall be as determined by such investment banking firm.

         "NASDAQ" means the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System.

         "NYSE" shall mean the New York Stock Exchange, Inc.

         "Person" shall mean any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         Section 13. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier services or personal delivery, (a) if to the Holder of a Warrant, at such Holder's last known address appearing on the books of the Company; and (b) if to the Company, at its principal executive office in the United States, or such other address as shall have been furnished to the party given or making such notice, demand or other communication. All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) when delivered to a courier if delivered by commercial overnight courier service; and (iii) five (5) Business Days after being deposited in the mail, postage prepaid, if mailed.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of this 30th day of March, 2001.



                                                     BLUEFLY, INC.


                                                     By:
                                                          Name:
                                                          Title:

                            [Form of Assignment Form]

                  [To be executed upon assignment of Warrants]

                  The undersigned hereby assigns and transfers this Warrant Certificate to ___________________ whose Social Security Number or Tax ID Number is _________________ and whose record address is _____________________________________, and irrevocably appoints ________________
as agent to transfer this security on the books of the Company. Such agent may substitute another to act for such agent.


                                          Signature:


                                          -------------------------------
                                          Signature Guarantee:


                                          --------------------------------




Date: ___________________________

                                                                       EXHIBIT B

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SUCH ACT OR LAWS AND NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THESE SECURITIES.

                                                                WARRANT NO. [__]


                                     FORM OF

                                     WARRANT

                       TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                                  BLUEFLY, INC.


                  THIS IS TO CERTIFY THAT [Quantum Industrial Partners LDC ("QIP")]/[SFM Domestic Investments LLC ("SFM Domestic")] or its registered assigns (the "Holder"), is the owner of the right to subscribe for and to purchase from BLUEFLY, INC., a Delaware corporation (the "Company"), that number (the "Number Issuable") of fully paid, duly authorized and non-assessable shares of Common Stock (the "Subject Shares") equal to the product of (i) [0.9683] [0.0317](1) multiplied by (ii) a fraction, the numerator of which shall be $[__________](2) and the denominator of which shall be 75% of the Current Market Price as of the date of issuance of this Warrant Certificate (the "Issue Date"). The exercise price to acquire the Subject Shares is a dollar amount per share equal to 75% of the Current Market Price as of the later of (i) ten (10) trading days after the Issue Date or (ii) September 15, 2001 (the "Exercise Price"). This

- --------
1 If QIP is the Holder, use 0.9683. If SPM Domestic is the Holder, use 0.0317.

2 Insert the aggregate principal amount drawn by the beneficiary under the Standby Letter of Credit (as defined in the Reimbursement Agreement, dated March __, 2001, among the Company, QIP and SFM Domestic) made on the date of issuance of the Warrant Certificate.

Warrant Certificate may be exercised at any time, in whole or in part, on or after determination of the Exercise Price (the "Effective Date") through 5:00 PM New York City time, on the tenth anniversary of the Effective Date (the "Expiration Date") all on the terms and subject to the conditions hereinafter set forth (the "Warrants").

                  The Number Issuable and the Exercise Price are subject to further adjustment from time to time pursuant to the provisions of Section 2 of this Warrant Certificate.

                  Capitalized terms used herein but not otherwise defined shall have the meanings given to them in Section 12 hereof.

Section 1.        Exercise of Warrants.

                  (a) Subject to the last paragraph of this Section 1, the Warrants evidenced hereby may be exercised, in whole or in part, by the Holder hereof at any time or from time to time, on or after the Effective Date and on or prior to the Expiration Date upon delivery to the Company at the principal executive office of the Company in the United States of America, of (A) this Warrant Certificate, (B) a written notice stating that such Holder elects to exercise the Warrants evidenced hereby in accordance with the provisions of this
Section 1 and specifying the number of Warrants being exercised and the name or names in which the Holder wishes the certificate or certificates for shares of Common Stock to be issued and (C) payment of the Exercise Price for such Warrants, which shall be payable by any one or any combination of the following:
(i) cash; (ii) certified or official bank check payable to the order of the Company; (iii) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with a Cashless Exercise (as defined below)) of a Warrant or Warrants (represented by one or more relevant Warrant Certificates), and without the payment of the Exercise Price in cash, in return for the delivery to the surrendering Holder of such number of shares of Common Stock equal to the number of shares of the Common Stock for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash or certified or official bank check) reduced by that number of shares of Common Stock equal to the quotient obtained by dividing (x) the aggregate Exercise Price (assuming no Cashless Exercise) to be paid by (y) the Market Price of one Share of Common Stock on the Business Day which immediately precedes the day of exercise of the Warrant; or (iv) by the delivery of shares of the Common Stock having a value (as defined by the next sentence) equal to the aggregate Exercise Price to be paid, that are either held by the Holder or are acquired in connection with such exercise, and without payment of the Exercise Price in cash. Any share of Common Stock delivered as payment for the Exercise Price in connection with an In-Kind Exercise (as defined below) shall be deemed to have a value equal to the Market Price of one Share of Common Stock on the Business Day which immediately precedes the day of exercise of the Warrants. An exercise of a Warrant in accordance with clause (iii) is herein referred to as a "Cashless Exercise" and an exercise of a Warrant in accordance with clause (iv) is herein referred to as an "In-Kind Exercise." The documentation and consideration, if any, delivered in accordance with subsections (A), (B) and (C) are collectively referred to herein as the "Warrant Exercise Documentation."

                  (b) As promptly as practicable, and in any event within five
(5) Business Days after receipt of the Warrant Exercise Documentation, the Company shall deliver or cause to be delivered (A) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock specified in the Warrant Exercise Documentation, (B) if applicable, cash in lieu of any fraction of a share, as hereinafter provided, and (C) if less than the full number of Warrants evidenced hereby are being exercised or used in a Cashless Exercise, a new Warrant Certificate or Certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate, less the number of Warrants then being exercised and/or used in a Cashless Exercise. Such exercise shall be deemed to have been made at the close of business on the date of delivery of the Warrant Exercise Documentation so that the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

                  (c) The Company shall pay all expenses incurred by the Company in connection with and taxes and other governmental charges (other than income taxes of the Holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of the Warrants evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock, as the case may be, in any name other than that of the registered holder of the Warrant evidenced hereby.

                  (d) In connection with the exercise of any Warrants evidenced hereby, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price for one Share of Common Stock on the Business Day which immediately precedes the day of exercise. If more than one (1) such Warrant shall be exercised by the holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

                  Section 2. Certain Adjustments.

                  (a) The number of shares of Common Stock purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

                  (i) Stock Dividends, Subdivision, Combination or Reclassification of Common Stock. If at any time after the Issue Date the Company shall (i) pay a dividend on Common Stock in shares of its capital stock,
(ii) combine its outstanding shares of Common Stock into a smaller number of shares, (iii) subdivide its outstanding shares of Common Stock as the case may be, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, then, on the record date for such dividend or the effective date of such subdivision or split-up, combination or reclassification, as the case may be, the number and kind of shares to be delivered upon exercise of this Warrant will be adjusted so that the Holder will be entitled to receive the number and kind of shares of capital stock that such Holder would have owned or been entitled to receive upon or by reason of such event had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph 2(a)(v).

                  (ii) Extraordinary Distributions. If at any time after the Issue Date, the Company shall distribute to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation and Common Stock is not changed or exchanged) cash, evidences of indebtedness, securities or other assets (excluding (A) ordinary course cash dividends to the extent such dividends do not exceed the Company's retained earnings and (B) dividends payable in shares of capital stock for which adjustment is made under
Section 2(a)(i), or rights, options or warrants to subscribe for or purchase securities of the Company), then in each such case the number of shares of Common Stock to be delivered to such Holder upon exercise of this Warrant shall be increased so that the Holder thereafter shall be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares such Holder would have been entitled to receive immediately before such record date by a fraction, the denominator of which shall be the Exercise Price on such record date minus the then fair market value (as reasonably determined by the Board of Directors of the Company in good faith) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of the Common Stock (provided that such denominator shall in no event be less than $.01) and the numerator of which shall be the Exercise Price.

                  (iii) Reorganization, etc. If at any time after the Issue Date any consolidation of the Company with or merger of the Company with or into any other Person (other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of either Common Stock) or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person (each, a "Reorganization Event"), shall be effected in such a way that the holders of the Common Stock shall be entitled to receive cash, stock, other securities or assets (whether such cash, stock, other securities or assets are issued or distributed by the Company or another Person) with respect to or in exchange for the Common Stock, then, upon exercise of this Warrant, the Holder shall have the right to receive the kind and amount of cash, stock, other securities or assets receivable upon such Reorganization Event by a holder of the number of shares of the Common Stock that such holder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such Reorganization Event, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2(a). The Company shall not enter into any of the transactions referred to in this Section 2(a)(iii) unless effective provision shall be made so as to give effect to the provisions set forth in this
Section 2(a)(iii).

                  (iv) Carryover. Notwithstanding any other provision of this
Section 2(a), no adjustment shall be made to the number of shares of either Common Stock to be delivered to the Holder (or to the Exercise Price) if such adjustment represents less than .05% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment that together with any adjustments so carried forward shall amount to .05% or more of the number of shares to be so delivered.

                  (v) Exercise Price Adjustment. Whenever the Number Issuable upon the exercise of the Warrant is adjusted as provided pursuant to this
Section 2(a), the Exercise Price per share payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the Number Issuable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the Number Issuable immediately thereafter; provided, however, that the Exercise Price for each Share of the Common Stock shall in no event be less than the par value of a share of such Common Stock.

                  (vi) Issuance of Common Stock or Common Stock Equivalents Below Exercise Price.

                  A. If the Company shall at any time or from time to time, after the Issue Date but prior to the exercise hereof, issue or sell (such issuance or sale, a "New Issuance") any shares of Common Stock or Common Stock Equivalents at a price per share of Common Stock (the "New Issue Price") that is less than the Exercise Price then in effect as of the New Issuance Date (as defined below), as the case may be (the "Relevant Date") (treating the price per share of Common Stock, in the case of the issuance of any Common Stock Equivalent, as equal to (x) the sum of the price for such Common Stock Equivalent plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such Common Stock Equivalent divided by (y) the number of shares of Common Stock initially underlying such Common Stock Equivalent, other than (i) issuances or sales for which an adjustment is made pursuant to another subsection of this
Section 2 and (ii) issuances in connection with an Excluded Transaction, then, and in each such case, (A) the Exercise Price then in effect shall be adjusted to equal the New Issue Price and (B) the Number Issuable shall be increased to equal the product of (i) the Number Issuable upon the exercise of this Warrant immediately prior to the New Issuance multiplied by (ii) a fraction, the numerator of which shall be the Exercise Price in effect on the day immediately prior to the Relevant Date and the denominator of which shall be the Exercise Price in effect immediately after such adjustment; provided, however, that the Exercise Price for each Share of the Common Stock shall in no event be less than the par value of a share of such Common Stock.

                  Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued, and shall become effective retroactively on the date (the "New Issuance Date") of such issuance; provided, however, that the determination as to whether an adjustment is required to be made pursuant to this Section 2(a)(vi) shall be made only upon the issuance of such shares of Common Stock or Common Stock Equivalents, and not upon the issuance of any security into which the Common Stock Equivalents convert, exchange or may be exercised.

                           B. In case at any time any shares of Common Stock or
Common Stock Equivalents or any rights or options to purchase any shares of Common Stock or Common Stock Equivalents shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith, as determined in good faith by the Board of Directors.

                           C. If any Common Stock Equivalents (or any portions
thereof) which shall have given rise to an adjustment pursuant to this Section 2(a)(vi) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such Common Stock Equivalents there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the Exercise Price hereunder shall be readjusted (but to no greater extent than originally adjusted) in order to (i) eliminate from the computation any additional shares of Common Stock corresponding to such Common Stock Equivalents as shall have expired or terminated, (ii) treat the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such Common Stock Equivalents as having been issued for the consideration actually received and receivable therefor and (iii) treat any of such Common Stock Equivalents which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at the time.

                  (b) Notice of Adjustment. Whenever the Number Issuable or the Exercise Price is adjusted as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to the Holder, notice of such adjustment or adjustments setting forth the Number Issuable and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

                  Section 3. No Redemption. The Company shall not have any right to redeem any of the Warrants evidenced hereby.

                  Section 4. Notice of Certain Events. In case at any time or from time to time (i) the Company shall declare any dividend or any other distribution to all holders of Common Stock, (ii) the Company shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any additional shares of stock of any class or any other right,
(iii) the Company shall authorize the issuance or sale of any other shares or rights which would result in an adjustment to the Number

Issuable pursuant to Section 2(a)(i), (ii) or (iii), (iv) there shall be any capital reorganization or reclassification of Common Stock of the Company or consolidation or merger of the Company with or into another Person, or any sale or other disposition of all or substantially all the assets of the Company, or
(v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of such cases the Company shall mail to the Holder at such Holder's address as it appears on the transfer books of the Company, as promptly as practicable but in any event at least 10 days prior to the date on which the transactions contemplated in Section 2(a)(i), (ii) or (iii), a notice stating (a) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of record of either Common Stock to be entitled to such dividend, distribution, rights or warrants are to be determined, or (b) the date on which such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective. Such notice also shall specify the date as of which it is expected that the holders of record of the Common Stock shall be entitled to exchange the Common Stock for shares of stock or other securities or property or cash deliverable upon such reorganization, reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

                  Section 5. Certain Covenants. The Company covenants and agrees that all shares of Capital Stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of all outstanding Warrants.

                  Section 6. Registered Holder. The persons in whose names this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered Holder of this Warrant Certificate, in their capacity as such, shall not be entitled to any rights whatsoever as a stockholder of the Company, except as herein provided.

                  Section 7. Transfer of Warrants. Any transfer of the rights represented by this Warrant Certificate shall be effected by the surrender of this Warrant Certificate, along with the form of assignment attached hereto, properly completed and executed by the registered Holder hereof, at the principal executive office of the Company in the United States of America, together with an appropriate investment letter and opinion of counsel, if deemed reasonably necessary by counsel to the Company to assure compliance with applicable securities laws. Thereupon, the Company shall issue in the name or names specified by the registered Holder hereof and, in the event of a partial transfer, in the name of the registered Holder hereof, a new Warrant Certificate or Certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the number of shares of Common Stock then purchasable hereunder.

                  Section 8. Denominations. The Company covenants that it will, at its expense, promptly upon surrender of this Warrant Certificate at the principal executive office of the Company in the United States of America, execute and deliver to the registered Holder hereof a new Warrant Certificate or Certificates in denominations specified by such Holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

                  Section 9. Replacement of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (in the case of an insurance company or other institutional investor, its own unsecured indemnity agreement shall be deemed to be reasonably satisfactory), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new Warrant Certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

                  Section 10. Governing Law. THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

                  Section 11. Rights Inure to Registered Holder. The Warrants evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the registered Holder thereof and the Company and their respective successors and permitted assigns. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the registered Holder thereof any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and such registered Holder. Nothing in this Warrant Certificate shall be construed to give the registered Holder hereof any rights as a Holder of shares of either Common Stock until such time, if any, as the Warrants evidenced by this Warrant Certificate are exercised in accordance with the provisions hereof.

                  Section 12. Definitions. For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York, New York are authorized or required by law or executive order to close.

                  "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock (or equivalent ownership interests in a Person not a corporation) whether now outstanding or hereafter issued, including, without limitation, any rights, warrants or options to purchase such Person's capital stock.

                  "Common Stock" shall mean the common stock of the Company.

                  "Common Stock Equivalent" means any security or obligation which is by its terms convertible into or exercisable for shares of Common Stock, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

                  "Current Market Price" per share shall mean, as of the date of determination, (a) the average of the daily Market Prices under clause (a), (b) or (c) of the definition thereof, as applicable, of the Common Stock during the immediately preceding ten (10) trading days ending on such date, and (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, then the Market Price under clause (d) of the definition thereof on such date.

                  "Excluded Transaction" means any issuance of: (x) any equity securities issued at then fair market value pursuant to the Company's employee option or stock inventive plan approved by the Board of Directors of the Company on or prior to October 12, 2000, or (y) any equity securities issued at then fair market value as consideration for services of non-employee third parties provided to the Company (in an aggregate amount not to exceed 100,000 shares of Common Stock in any fiscal year (as such number may be adjusted to reflect stock splits, continuations and the like)).

                  "Market Price" shall mean, per share of Common Stock, on any date specified herein: (a) if the Common Stock is listed on a national securities exchange, the Closing Price per share of Common Stock on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security, the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked price of the Common Stock, on such date as shown by NASDAQ and reported by any member firm of the NYSE selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined in good faith by the Board of Directors of the Company, which shall be deemed to be "Fair Market Value" unless holders of at least 15% of Common Stock issued or issuable upon exercise of the Warrants request that the Company obtain an opinion of a nationally recognized investment banking firm chosen by the Company (who shall bear the expense) and reasonably acceptable to such requesting holders of the Warrants, in which event the Fair Market Value shall be as determined by such investment banking firm.

                  "NASDAQ" means the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System.

                  "NYSE" shall mean the New York Stock Exchange, Inc.

                  "Person" shall mean any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  Section 13. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier services or personal delivery, (a) if to the Holder of a Warrant, at such Holder's last known address appearing on the books of the Company; and (b) if to the Company, at its principal executive office in the United States, or such other address as shall have been furnished to the party given or making such notice, demand or other communication. All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) when delivered to a courier if delivered by commercial overnight courier service; and (iii) five (5) Business Days after being deposited in the mail, postage prepaid, if mailed.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of this ___ day of [________], 200[_].



                                         BLUEFLY, INC.


                                         By:
                                             --------------------------------
                                              Name:
                                              Title:

                            [Form of Assignment Form]

                  [To be executed upon assignment of Warrants]

                  The undersigned hereby assigns and transfers this Warrant Certificate to ___________________ whose Social Security Number or Tax ID Number is _________________ and whose record address is _____________________________________, and irrevocably appoints ________________
as agent to transfer this security on the books of the Company. Such agent may substitute another to act for such agent.

                                              Signature:


                                              -------------------------------
                                              Signature Guarantee:


                                              --------------------------------




Date: ___________________________